UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2013

ARMORED AUTOGROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	333-180736	27-3620112
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

44 Old Ridgebury Road, Suite 300, Danbury, Connecticut 06810

 (Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 205-2900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On November 6, 2013, Armored AutoGroup Inc. (“the Company”) filed a Current Report on Form 8-K that included a press release that described its financial results for the fiscal quarter ended September 30, 2013.  The press release included a description of “Adjusted EBITDA” for the nine months ended September 30, 2013 in the amount of $58,117.  The Company has determined this Adjusted EBITDA was understated by $701k.  The Company has revised the press release to included the correct Adjusted EBITDA for the nine months ended September 30, 2013 in the amount of $58,818.  A copy of the revised press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 7, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMORED AUTOGROUP INC.

Date: November 7, 2013	By:	/s/ Frank Judge
		Name:	Frank Judge
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 7, 2013